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                                                                    Exhibit 10.8

                            OSI PHARMACEUTICALS, INC.
                              AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN
                       (INCLUDING AMENDMENTS NO. 1 AND 2)

1.   PURPOSE

     The purpose of this Amended and Restated Stock Incentive Plan (formerly, the 2001 Incentive and Non-Qualified Stock Option Plan) (the "Plan") is to encourage and enable selected management, other employees, directors (whether or not employees), and consultants of OSI Pharmaceuticals, Inc. (the "Company") or a parent or subsidiary of the Company to acquire a proprietary interest in the Company through the ownership, directly or indirectly, of common stock, par value $.01 per share (the "Common Stock"), of the Company. Such ownership will provide such employees, directors, and consultants with a more direct stake in the future welfare of the Company and encourage them to remain with the Company or a parent or subsidiary of the Company. It is also expected that the Plan will encourage qualified persons to seek and accept employment with, or become associated with, the Company or a parent or subsidiary of the Company. As used herein, the term "parent" or "subsidiary" shall mean any present or future corporation which is or would be a "parent corporation" or "subsidiary corporation" of the Company as the term is defined in Section 424 of the Code (determined as if the Company were the employer corporation).

     Pursuant to the Plan, the Company may grant: (i) Incentive Stock Options;
(ii) Non-Qualified Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock; and (v) Stock Bonuses, as such terms are defined in Section 2.

2.   DEFINITIONS

     Capitalized terms not otherwise defined in the Plan shall have the following meanings:

          (a) "Award Agreement" shall mean a written agreement, in such form as the Committee shall determine, that evidences the terms and conditions of a Stock Award granted under the Plan.

          (b) "Fair Market Value" on a specified date means the value of a share of Common Stock, determined as follows:

               (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, Inc., its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

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               (ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

               (iii) in the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Incentive Stock Option" shall mean an option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the Award Agreement by which it is evidenced.

          (e) "Non-Qualified Stock Option" shall mean an option that is not an Incentive Stock Option within the meaning of Section 422 of the Code.

          (f) "Restricted Stock" shall mean an award of shares of Common Stock that is subject to certain conditions on vesting and restrictions on transferability as provided in Section 8 of this Plan.

          (g) "Stock Appreciation Right" shall mean a right to receive payment of the appreciated value of shares of Common Stock as provided in Section 7 of this Plan.

          (h) "Stock Award" shall mean an Incentive Stock Option, a Non-Qualified Stock Option, a Restricted Stock award, a Stock Appreciation Right or a Stock Bonus award.

          (i) "Stock Bonus" shall mean a bonus award payable in shares of Common Stock as provided in Section 9 of this Plan.

3.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee (the "Committee") as appointed from time to time by the Board of Directors of the Company, which may be the Compensation Committee of the Board of Directors. Except as otherwise specifically provided herein, no person, other than members of the Committee, shall have any discretion as to decisions regarding the Plan. The Company may engage a third party to administer routine matters under the Plan, such as establishing and maintaining accounts for Plan participants and facilitating transactions by participants pursuant to the Plan.

     In administering the Plan, the Committee may adopt rules and regulations for carrying out the Plan. The interpretations and decisions made by the Committee with regard to any question arising under the Plan shall be final and conclusive on all persons participating or eligible to participate in the Plan. Subject to the provisions of the Plan, the Committee shall determine the terms of all Stock Awards granted pursuant to the Plan, including, but not limited to, the persons to whom, and the time or times at which, grants shall be made, the number of shares to be covered by each Stock Award, and other terms and conditions of the Stock Award.


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4.   SHARES OF STOCK SUBJECT TO THE PLAN

     Except as provided in Section 10, the number of shares that may be issued or transferred pursuant to Stock Awards granted under the Plan shall not exceed 6,800,000 shares of Common Stock. Such shares may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury. Any shares subject to a Stock Award which for any reason expires, is cancelled or is unexercised may again be subject to a Stock Award under the Plan. The aggregate Fair Market Value of the shares with respect to which Incentive Stock Options (determined at the time of grant of the option) are exercisable for the first time by an optionee during any calendar year (under the Plan and all plans of the Company and any parent or subsidiary of the Company) shall not exceed $100,000.

5.   ELIGIBILITY

     Stock Awards may be granted to directors, officers, employees and consultants of the Company or a parent or subsidiary of the Company, except that Incentive Stock Options may not be granted to any such person who is not an employee of the Company or a parent or subsidiary of the Company.

6.   GRANTING OF OPTIONS

     The Committee may grant options to such persons eligible under the Plan as the Committee may select from time to time. Such options shall be granted at such times, in such amounts and upon such other terms and conditions as the Committee shall determine, which shall be evidenced under an Award Agreement and subject to the following terms and conditions:

          (a) Type of Option. The Award Agreement shall indicate whether and to what extent the option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

          (b) Option Price. The purchase price under each Incentive Stock Option and each Non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock at the time the option is granted and not less than the par value of the Common Stock. In the case of an Incentive Stock Option granted to an employee owning, actually or constructively under Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company (a "10% Stockholder") the option price shall not be less than 110% of the Fair Market Value of the Common Stock at the time of the grant.

          (c) Medium and Time of Payment. Stock purchased pursuant to the exercise of an option shall at the time of purchase be paid for in full in cash, or, upon conditions established by the Committee, by delivery of shares of Common Stock owned by the recipient. If payment is made by the delivery of shares, the value of the shares delivered shall be the Fair Market Value of such shares on the date of exercise of the option. In addition, if the Committee consents in its sole discretion, an "in the money" Non-Qualified Stock Option may be exercised on a "cashless" basis in exchange for the issuance to the optionee (or other person entitled to exercise the option) of the largest whole number of shares having an aggregate value equal to the


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value of such option on the date of exercise. For this purpose, the value of the shares delivered by the Company and the value of the option being exercised shall be determined based on the Fair Market Value of the Common Stock on the date of exercise of the option. Upon receipt of payment and such documentation as the Company may deem necessary to establish compliance with the Securities
Act of 1933, as amended (the "Securities Act"), the Company shall, without stock transfer tax to the optionee or other person entitled to exercise the option, deliver to the person exercising the option a certificate or certificates for such shares.

          (d) Waiting Period. The waiting period and time for exercising an option shall be prescribed by the Committee in each particular case; provided, however, that no option may be exercised after 10 years from the date it is granted. In the case of an Incentive Stock Option granted to a 10% Stockholder, such option, by its terms, shall be exercisable only within five years from the date of grant.

          (e) Non-Assignability of Options. No Incentive Stock Option and, except as may otherwise be specifically provided by the Committee, no Non-Qualified Stock Option, shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution. During the lifetime of a recipient, Incentive Stock Options and, except as may otherwise be specifically provided by the Committee, Non-Qualified Stock Options, shall be exercisable only by such recipient. If the Committee approves provisions in any particular case allowing for assignment or transfer of a Non-Qualified Stock Option, then such option will nonetheless be subject to a six-month holding period commencing on the date of grant during which period the recipient will not be permitted to assign or transfer such option, unless the Committee further specifically provides for the assignability or transferability of such option during this period.

          (f) Effect of Termination of Employment. If a recipient's employment (or service as an officer, director or consultant) shall terminate for any reason, other than death or Retirement (as defined below), the right of the recipient to exercise any option otherwise exercisable on the date of such termination shall expire unless such right is exercised within a period of 90 days after the date of such termination. For Options issued prior to June 15, 2005, the term "Retirement" shall mean the voluntary termination of employment (or service as an officer, director or consultant) by a recipient who has attained the age of 55 and who has completed at least five years of service with the Company. For Options issued on or after June 15, 2005, unless otherwise determined by the Committee and defined in the applicable Award Agreement, the term "Retirement" shall mean the voluntary termination of employment (or service as an officer, director or consultant) by a recipient who has attained the age of 60 and who has completed at least twenty years of service with the Company. If a recipient's employment (or service as an officer, director or consultant) shall terminate because of death or Retirement, the right of the recipient to exercise any option otherwise exercisable on the date of such termination shall be unaffected by such termination and shall continue until the normal expiration of such option. Notwithstanding the foregoing, the tax treatment available pursuant to Section 421 of the Code upon the exercise of an Incentive Stock Option will not be available in connection with the exercise of any Incentive Stock Option more than three months after the date of termination of such option recipient's employment due to Retirement. Option rights shall not be affected by any change of employment as long as the recipient continues to be employed by


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either the Company or a parent or subsidiary of the Company. In no event, however, shall an option be exercisable after the expiration of its original term as determined by the Committee. The Committee may, if it determines that to do so would be in the Company's best interests, provide in a specific case or cases for the exercise of options which would otherwise terminate upon termination of employment with the Company for any reason, upon such terms and conditions as the Committee determines to be appropriate. Nothing in the Plan or in any Award Agreement shall confer any right to continue in the employ of the Company or any parent or subsidiary of the Company or interfere in any way with the right of the Company or any parent or subsidiary of the Company to terminate the employment of a recipient at any time.

          (g) Leave of Absence. In the case of a recipient on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of options during such leave of absence, such continuation to be on such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option be exercisable after 10 years from the date it is granted.

          (h) Sale or Reorganization. In case the Company is merged or consolidated with another corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a reorganization, or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or appropriate options to purchase stock of the merged, consolidated, or otherwise reorganized corporation, provided only that such substitution of options shall, with respect to Incentive Stock Options, comply with the requirements of Section 424(a) of the Code, or (ii) give written notice to optionees that their options, which will become immediately exercisable notwithstanding any waiting period otherwise prescribed by the Committee, must be exercised within 30 days of the date of such notice or they will be terminated.

          (i) Restrictions on Sale of Shares. Without the written consent of the Company, no stock acquired by an optionee upon exercise of an Incentive Stock Option granted hereunder may be disposed of by the optionee within two years from the date such incentive stock option was granted, nor within one year after the transfer of such stock to the optionee; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in Section 422(c)(3) of the Code, shall not be deemed to be such a disposition. The optionee shall make appropriate arrangements with the Company for any taxes which the Company is obligated to collect in connection with any such disposition, including any federal, state, or local withholding taxes. No stock acquired by an optionee upon exercise of a Non-Qualified Stock Option granted hereunder may be disposed of by the optionee (or other person eligible to exercise the option) within six months from the date such Non-Qualified Stock Option was granted, unless otherwise provided by the Committee.


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7.   GRANT OF STOCK APPRECIATION RIGHTS

     The Committee may grant Stock Appreciation Rights to such persons eligible under the Plan as the Committee may select from time to time. Stock Appreciation Rights shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine, which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan. Subject to the terms and conditions of the Award Agreement, a Stock Appreciation Right shall entitle the award recipient to exercise the Stock Appreciation Right, in whole or in part, in exchange for a payment of shares of Common Stock, cash or a combination thereof, as determined by the Committee and provided under the Award Agreement, equal in value to the excess of the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right, determined on the date of exercise, over the base amount set forth in the Award Agreement for shares of Common Stock underlying the Stock Appreciation Right, which base amount shall not be less than the Fair Market Value of such Common Stock, determined as of the date the Stock Appreciation Right is granted.

8.   GRANT OF RESTRICTED STOCK

     The Committee may grant Restricted Stock awards to such persons eligible under the Plan as the Committee may select from time to time. Restricted Stock awards shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine, which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan. The Award Agreement shall set forth any conditions on vesting and restrictions on transferability that the Committee may determine is appropriate for the Restricted Stock award, including the performance of future services or satisfaction of performance goals established by the Committee. The books and records of the Company shall reflect the issuance of shares of Common Stock under a Restricted Stock award and any applicable restrictions and limitations in such manner as the Committee determines is appropriate. Unless otherwise provided in the Award Agreement, a recipient of a Restricted Stock award shall be the record owner of the shares of Common Stock to which the Restricted Stock relates and shall have all voting and dividend rights with respect to such shares of Common Stock.

9.   GRANT OF STOCK BONUS

     The Committee may grant Stock Bonus awards to such persons eligible under the Plan as the Committee may select from time to time. Stock Bonus awards shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine, which terms and conditions shall be evidenced under an Award Agreement, subject to the terms of the Plan. Upon satisfaction of any conditions, limitations and restrictions set forth in the Award Agreement, a Stock Bonus award shall entitle the recipient to receive payment of a bonus described under the Stock Bonus award in the form of shares of Common Stock of the Company. Prior to the date on which a Stock Bonus award is required to be paid under an Award Agreement, the Stock Bonus award shall constitute an unfunded, unsecured promise by the Company to distribute Common Stock in the future.


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10.  ADJUSTMENTS IN THE EVENT OF RECAPITALIZATION

     In the event that dividends payable in Common Stock during any fiscal year of the Company exceed in the aggregate five percent of the Common Stock issued and outstanding at the beginning of the year, or in the event there is during any fiscal year of the Company one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than five percent of the shares outstanding at the beginning of the year, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares issuable under Stock Awards theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price that may be applicable thereto. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year that do not exceed in the aggregate five percent of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

11.  WITHHOLDING OF APPLICABLE TAXES

     It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock or make a payment of cash pursuant to any Stock Award that the award recipient pay, or make provision satisfactory to the Company for the payment of, any taxes (other than stock transfer taxes) the Company or any subsidiary is obligated to collect with respect to the issuance or transfer of Common Stock or the payment of cash under such Stock Award, including any applicable federal, state, or local withholding or employment taxes.

12.  GENERAL RESTRICTIONS

     Each Stock Award granted under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock issuable or transferable under the Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of the Stock Award or the issue or transfer, of shares of Common Stock thereunder, shares of Common Stock issuable or transferable under any Stock Award shall not be issued or transferred, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

     The Company shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission, any state securities law, the rules and regulations promulgated thereunder or the rules and regulations of any securities exchange or over the counter market on which the Common Stock is listed or in which it is included for quotation. The Board of Directors may, in connection with the granting of Stock Awards, require the individual to whom the award is to be granted to enter into an agreement with the Company stating that as a condition precedent to the receipt of shares of Common Stock


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issuable or transferable under the Stock Award, in whole or in part, he shall, if then required by the Company, represent to the Company in writing that such receipt is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Committee may prescribe. Such agreements may also, in the discretion of the Committee, contain provisions requiring the forfeiture of any Stock Awards granted and/or Common Stock held, in the event of the termination of employment or association, as the case may be, of the award recipient with the Company. Upon any forfeiture of Common Stock pursuant to an agreement authorized by the preceding sentence, the Company shall pay consideration for such Common Stock to the award recipient , pursuant to any such agreement, without interest thereon.

13.  TERMINATION AND AMENDMENT OF THE PLAN

     The Board of Directors or the Committee shall have the right to amend, suspend, or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of a recipient under any Stock Award theretofore granted under the Plan; and, provided, further, that unless first duly approved by the stockholders of the Company entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as provided in Section 10, no amendment or change shall be made in the Plan increasing the total number of shares which may be issued or transferred under the Plan, materially increasing the benefits to Plan participants or modifying the requirements as to eligibility for participation in the Plan.

14.  TERM OF THE PLAN

     The Plan shall terminate on June 12, 2011, or on such earlier date as the Board of Directors or the Committee may determine. Any Stock Award outstanding at the termination date shall remain outstanding until it has either expired or been exercised or cancelled pursuant to its terms.

15.  COMPLIANCE WITH RULE 16B-3

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors. To the extent any provision of the Plan or action by the Committee (or any other person on behalf of the Committee or the Company) fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


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16.  RIGHTS AS A STOCKHOLDER

     A recipient of a Stock Award shall have no rights as a stockholder with respect to any shares issuable or transferable thereunder until the date a stock certificate is issued to him for such shares unless otherwise provided in the Award Agreement under the Plan. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17.  AUTOMATIC GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS

          (a) (i) Each director, who is not also an employee of the Company or any of its affiliates, or the designee of any stockholder of the Company pursuant to a right to designate one or more directors (an "Eligible Director") who first becomes an Eligible Director on or after June 13, 2001 but prior to January 1, 2003, shall automatically be awarded a grant of 30,000 Non-Qualified Stock Options upon his or her initial election to the Board of Directors. An Eligible Director receiving an initial option grant under this Section 17(a)(i) shall not be eligible for an initial grant of option under any other stock option plan maintained by the Company. Such options shall vest and be exercisable solely in accordance with the following schedule:

               (A) The options may be exercised with respect to a maximum of one-half of the option shares during the twelve-month period beginning after the date of grant.

               (B) The options may be exercised with respect to all of the option shares upon the Eligible Director's reelection to the Board of Directors for a second consecutive term.

               (C) The options will expire and will no longer be exercisable as of the tenth anniversary of the date of grant, subject to sooner expiration upon the occurrence of certain events as provided elsewhere in this Plan.

               (ii) Each Eligible Director who first becomes an Eligible Director on or after January 1, 2003, shall automatically be awarded a grant of 50,000 Non-Qualified Stock Options upon his or her initial election to the Board of Directors. An Eligible Director receiving an initial option grant under this
Section 17(a)(ii) shall not be eligible for an initial grant of option under any other stock option plan maintained by the Company. Such options shall vest and be exercisable solely in accordance with the following schedule:

               (A) The options shall not be exercisable during the twelve-month period beginning after the date of grant.

               (B) The options may be exercised with respect to one-third of the option shares after the expiration of twelve months from the date of grant.

               (C) The remaining two-thirds of the options shall vest and become exercisable ratably on a monthly basis over the two-year period commencing one year from the date of grant and ending three years from the date of grant.


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               (D) The options will expire and will no longer be exercisable as of the tenth anniversary of the date of grant, subject to sooner expiration upon the occurrence of certain events as provided elsewhere in this Plan.

          (b) In addition to the grant provided in subsection (a), each Eligible Director who first became an Eligible Director on or after June 13, 2001 shall automatically be awarded a grant of Non-Qualified Stock Options upon each reelection of such Eligible Director to a subsequent, successive term, in the amount of an option for 7,500 shares.

          (c) Except to the extent an option is granted under any automatic grant provision of any other stock option plan maintained by the Company, each Eligible Director who first became an Eligible Director prior to June 13, 2001 shall automatically be awarded a grant of Non-Qualified Stock Options upon the reelection of such Eligible Director to a third or subsequent, successive term, in the amount and at the times hereinafter set forth. The number of options to which each Eligible Director shall be entitled pursuant to this subsection (c) shall be as follows:

               (i) 20,000 on the date of the Eligible Director's reelection to a third one-year term;

               (ii) 20,000 on the date of the Eligible Director's reelection to a fourth one-year term;

               (iii) 15,000 on the date of the Eligible Director's reelection to a fifth one-year term;

               (iv) 15,000 on the date of the Eligible Director's reelection to a sixth one-year term;

               (v) 10,000 on the date of the Eligible Director's reelection to a seventh one-year term;

               (vi) 10,000 on the later of the date of the annual meeting of stockholders in 2000, or the date of the Eligible Director's reelection to an eighth one-year term;

               (vii) 10,000 on the later of the date of the annual meeting of stockholders in 2001, or the date of the Eligible Director's reelection to a ninth one-year term; and

               (viii) 7,500 on the date of the Eligible Director's reelection to a tenth one-year term and on each successive reelection to a one-year term thereafter.

          (d) Options granted pursuant to subsections (b) or (c) shall vest and be exercisable solely in accordance with the following schedule:


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               (i) The options shall not be exercisable during the twelve-month period beginning after the date of grant.

               (ii) The options may be exercised with respect to one-third of the option shares after the expiration of twelve months from the date of grant.

               (iii) The remaining two-thirds of the options shall vest and become exercisable ratably on a monthly basis over the two-year period commencing one year from the date of grant and ending three years from the date of grant.

               (iv) The options will expire and will no longer be exercisable as of the tenth anniversary of the date of grant, subject to sooner expiration upon the occurrence of certain events as provided elsewhere in this Plan.

          (e) The option price for all options awarded under this Section 17 shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant.

18.  OPTIONS GRANTED TO EMPLOYEES AND DIRECTORS OF ANY SUBSIDIARY IN THE UK

     In addition to the provisions above, the provisions of this Section 18 shall apply as herein set out to options granted to employees and directors of any subsidiary in the United Kingdom. The provisions of this Section 18 enable the Plan to be used in a tax efficient manner in the United Kingdom.

          (a) In this Section 18, the following terms have the meanings ascribed to them:

          "Election" means an election in the form envisaged in Paragraph 3B(1) of Schedule 1 to SSCBA and acceptable to the UK Subsidiary to the effect that any Secondary NIC arising on the exercise, assignment or release of a UK Option shall be the liability of the recipient and not the liability of the UK Subsidiary

          "Independent Transfer Agent" means any person (other than the Company or any company affiliated with the Company or any individual affiliated with any such company) who is registered as a broker-dealer with the U.S. Securities and Exchange Commission and who is thereby able to sell and transfer shares in the Company on behalf of the Optionholder

          "Optionholder" means an employee or director of the UK Subsidiary who is the holder of a UK Option

          "Secondary NIC" means secondary national insurance contributions as defined in the SSCBA

          "SSCBA" means the Social Security Contributions and Benefits Act 1992 of the United Kingdom


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          "UK Option" means an option granted to an employee of the UK
Subsidiary

          "UK Subsidiary" means OSI Pharmaceuticals (UK) Limited (a company incorporated in England under company number 1709877) and any other UK Subsidiary of the Company from time to time.

          (b) To the extent that it is lawful to do so, a UK Option may be granted subject to a condition that any liability of the UK Subsidiary (as employer or former employer of the relevant Optionholder) to pay Secondary NIC in respect of the exercise, assignment or release of that UK Option shall be the liability of the relevant Optionholder and payable by that Optionholder and that the Optionholder shall not be entitled to exercise the UK Option until he has entered into an Election to that effect when required to do so by the UK Subsidiary provided that the Committee may in its discretion at any time or times release the Optionholder from this liability or reduce his liability thereunder unless that Election has been entered into between the UK Subsidiary and that Optionholder and that Election (or the legislation which provides for such an Election to be effective) does not allow for such an Election to be subsequently varied.

          (c) If a UK Option is granted subject to the condition referred to in paragraph (b) above then the Optionholder shall by completing the Election grant to the UK Subsidiary (as employer or former employer of the relevant Optionholder) the irrevocable authority, as agent of the Optionholder and on his behalf, to appoint an Independent Transfer Agent, to act as agent of the Optionholder and on his behalf, to sell or procure the sale of sufficient of the Stock subject to the UK Option and remit the net sale proceeds to the UK Subsidiary so that the net proceeds payable to the UK Subsidiary are so far as possible equal to but not less than the amount of the Secondary NIC for which the Optionholder is liable under the terms of the Election and the UK Subsidiary shall account to the Optionholder for any balance.

               No Stock shall be allotted or transferred to the Optionholder by the Company until the UK Subsidiary has received an amount in cash equal to the amount of the Secondary NIC for which the Optionholder is liable under the terms of the Election.

          (d) If a UK Option is exercised and the Optionholder is liable to tax duties or other amounts on such exercise and the UK Subsidiary (as his employer or former employer) is liable to make a payment to the appropriate authorities on account of that liability, then the Optionholder shall by having completed the option agreement grant to the UK Subsidiary (as employer or former employer of the relevant Optionholder) the irrevocable authority, as agent of the Optionholder and on his behalf, to appoint an Independent Transfer Agent, to act as agent of the Optionholder and on his behalf, to sell or procure the sale of sufficient of the Shares subject to the UK Option and remit the net sale proceeds to the UK Subsidiary so that the net proceeds payable to the UK Subsidiary are so far as possible equal to but not less than the amount payable to the appropriate authorities and the UK Subsidiary shall account to the Optionholder for any balance.

               No Stock shall be allotted or transferred to the Optionholder by the Company until the UK Subsidiary has received an amount in cash equal to the amount of any liability of the UK Subsidiary referred to in this paragraph (d).


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